FORM N-23C-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23C-3

1.	Investment Company Act File Number:	811-22882
	Date of Notification:	May 19, 2014

2.	Exact name of investment company as specified in registration statement:

BMO LLOYD GEORGE FRONTIER MARKETS EQUITY FUND

3.	Address of principal executive office:

111 EAST KILBOURN AVENUE, SUITE 200 MILWAUKEE, WISCONSIN 53202

4.	Check one of the following:

A. [X]  The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B. [    ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C. [    ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:         /s/ John M. Blaser

Name:    John M. Blaser

Title:      President

BMO Lloyd George Frontier Markets Equity Fund

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

1-800-236-FUND (3863)

www.bmofunds.com

Repurchase Offer Notice

May 19, 2014

Dear Shareholder,

This notice is to provide you with information about the Fund’s current repurchase offer. If you are not interested in selling your shares at this time, you do not have to do anything and can disregard this notice.

The Fund offers to repurchase a designated percentage of its outstanding shares at the end of each calendar quarter at net asset value. Such repurchase offers provide shareholders with an opportunity to sell their shares, because the Fund’s shares are not redeemable each business day, are not listed on an exchange, and no secondary market currently exists for shares of the Fund. This means that you may not be able to freely sell your shares, except through the Fund’s quarterly repurchase offers.

The Fund is currently offering to repurchase up to 5% of its outstanding shares (the repurchase offer amount). Please note that the Fund may not repurchase all of the shares you have submitted for repurchase (tendered), if the total amount of shares tendered by shareholders exceeds the repurchase offer amount. In such case, the repurchase offer amount will be apportioned to shareholders who have tendered shares.

This repurchase offer period begins on May 19, 2014, and shareholder requests for repurchases must be received by BMO Funds U.S. Services by June 16, 2014 (the repurchase request deadline). Shareholders should use this period to determine whether to request a repurchase of a portion, or all, of their shares. If you would like to sell shares of the Fund this quarter, a properly completed Repurchase Offer Request Form must be received by BMO Funds U.S. Services, P.O. Box 2175, Milwaukee, WI 53201-2175 by the repurchase request deadline. A shareholder may withdraw or modify any request to repurchase shares at any time prior to the repurchase request deadline, but not thereafter. All requests for repurchase of shares during the repurchase offer period will be processed after the repurchase request deadline.

Note that if you invest in the Fund through a financial intermediary, your financial intermediary may require alternate payment and/or delivery instructions. Please contact your financial intermediary before submitting your repurchase request to ensure timely processing.

For informational purposes, the Fund’s net asset value as of May 13, 2014 was $10.05. The repurchase price that shareholders will receive for their shares will be the net asset value per share as of the close of the New York Stock Exchange on June 30, 2014 (the repurchase pricing date). You may call BMO Funds U.S. Services at 1-800-236-FUND (3863) to learn the current net asset value per share. Please note that the net asset value per share of the Fund may fluctuate between the repurchase request deadline and the repurchase pricing date.

A 2% repurchase fee applies to repurchases of Fund shares, which fee will be payable to the Fund to offset repurchase expenses. Repurchase proceeds will be paid to shareholders in cash within seven days after the repurchase pricing date (the repurchase payment deadline).

If you have any questions, please refer to the enclosed information and the Fund’s prospectus, or you can also call BMO Funds U.S. Services at 1-800-236-FUND (3863). The enclosed documents apply to the current repurchase offer period, and new documents will be mailed to you in connection with any subsequent repurchase offers.

Sincerely,

BMO Lloyd George Frontier Markets Equity Fund

Periodic Offers by the Fund to Repurchase Shares

The BMO Lloyd George Frontier Markets Equity Fund (the “Fund”) is not aware of any currently existing secondary market for Fund shares and does not anticipate that a secondary market will develop for shares. A secondary market is a market, exchange facility, or system for quoting bid and asking prices where securities such as the shares can be readily bought and sold among holders of the securities after they are initially distributed. Without a secondary market, shares are not liquid, which means that they are not readily marketable.

The Fund, however, has taken action to provide a measure of liquidity to shareholders. The Fund has adopted share repurchase policies as fundamental policies. This means the policies may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. These policies provide that the Fund will make Repurchase Offers, which are quarterly offers by the Fund to repurchase a designated percentage of the outstanding shares owned by the Fund’s shareholders. The Fund is therefore designed primarily for long-term investors.

The Fund will suspend or delay a Repurchase Offer only if certain regulatory requirements are met. See “Suspension or Postponement of Repurchase Offer.” Once every two years the Board of Trustees of the Fund (the “Board”) may determine in its sole discretion to have one additional Repurchase Offer in addition to the regular quarterly Repurchase Offers.

Repurchase procedures. At least quarterly, the Board, in its sole discretion, will determine the Repurchase Offer Amount (which is required to be between 5% and 25% of the outstanding shares of the Fund) allowed to be repurchased by the Fund. Shareholders will receive a notification of a Repurchase Offer, which will describe how shareholders may request that the Fund repurchase a portion, or all, of their shares and the deadline to deliver their request to Investor Services. An overview of the key dates and terms for the quarterly repurchase process follows:

•	Notification of Repurchase Offer – Written notification of the Repurchases Offer will be sent in advance of the Repurchase Request Deadline (typically 30 days in advance). Shareholders can use these 30 days to determine whether to request that the Fund repurchase a portion, or all, of their shares. The Notification of Repurchase Offer will provide the net asset value (“NAV”) per share of the Fund as of a recent date and a toll-free number for additional information regarding the Repurchase Offer.

•	Repurchase Request Deadline – The date that shareholder requests for repurchases must be received by BMO Funds U.S. Services is the Repurchase Request Deadline. Typically, this date will be 30 days after the Notification of Repurchase Offer is provided to shareholders and 14 days in advance of the Repurchase Pricing Date. In certain circumstances, a notice period other than 30 days, ranging from 21 to 42 days before the Repurchase Request Deadline, may be set by the Board.

•	Repurchase Pricing Date – The last business day of March, June, September, and December is the Repurchase Pricing Date, except in certain circumstances. This Date is when the repurchase price that shareholders will receive for their shares will be determined. The repurchase price is based on the NAV per share of the Fund as of the close of the New York Stock Exchange on the Repurchase Pricing Date.

•	Repurchase Payment Deadline – The date by which repurchase proceeds will be paid to shareholders is the Repurchase Payment Deadline. Repurchase proceeds will be paid in cash within seven days after each Repurchase Pricing Date.

Please see the following subsections for further information regarding the above key terms and dates.

Repurchase price and payment date. As described above, the repurchase price of the shares will be the NAV per share as of the close of the New York Stock Exchange on the date on which the repurchase price of the shares will be determined (Repurchase Pricing Date). The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. Within such 14-day period, the Fund may use an earlier Repurchase Pricing Date under certain circumstances. The Board has determined that the time at which the NAV will be computed will be as of the close of the New York Stock Exchange. You

Periodic Offers by the Fund to Repurchase Shares (cont.)

may call BMO Funds U.S. Services at 1-800-236-FUND (3863) to learn the NAV per share.

As noted above, repurchase proceeds will be paid to shareholders in cash within seven days after each Repurchase Pricing Date. The end of the seven days is referred to as the Repurchase Payment Deadline. Repurchase proceeds will normally be mailed, or wired if by written request, the following business day after the Repurchase Pricing Date, but in no event more than seven days after that date. The Fund is not able to receive or pay out cash in the form of currency.

During the period from the Notification of Repurchase Offer until the Repurchase Pricing Date, the Fund will maintain liquid assets equal to 100% of the Repurchase Offer Amount based on each day’s NAV.

If shareholders tender more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares not exceeding 2% of the Fund shares outstanding on the Repurchase Request Deadline. If Fund shareholders tender more shares than the Fund decides to repurchase, whether the Repurchase Offer Amount or the Repurchase Offer Amount plus the 2% additional shares, the Fund will repurchase the shares on a pro rata basis. The Fund may, however, accept all Fund shares tendered by shareholders who own less than one hundred shares and who tender all their shares, before accepting on a pro rata basis, shares tendered by other shareholders.

Notices to shareholders. As described above, each quarterly Notification of Repurchase Offer (and any additional discretionary Repurchase Offers) will be sent to each shareholder of record or beneficial owner of Fund shares 30 days before each Repurchase Request Deadline (unless a different notice period (between 21 days and 42 days before the deadline) for a Repurchase Offer is set by the Board). Among other things, the Notification of Repurchase Offer will state the Repurchase Offer Amount and also will identify the dates of the Repurchase Request Deadline, the Repurchase Pricing Date, and the latest Repurchase Payment Deadline possible.

Suspension or postponement of Repurchase Offer. The Fund will not suspend or postpone a Repurchase Offer except if a majority of the Board, including a majority of the Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, vote to do so, and only (a) if the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; or (b) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; or (c) for any period during which any emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund to fairly determine its NAV; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. The Fund will send to its shareholders notice of any suspension or postponement and notice of any renewed Repurchase Offer after a suspension or postponement.

Special considerations of repurchases. Because there likely will not be a secondary market for shares, quarterly and any additional discretionary Repurchase Offers will provide the only source of liquidity for shareholders. If a secondary market were to develop for shares, however, the market price per share of the shares could, at times, vary from the NAV per share. A number of factors could cause these differences, including relative demand and supply of shares and the performance of the Fund. Repurchase Offers for shares at NAV would be expected to reduce any spread or gap that might develop between NAV and market price. However, there is no guarantee that these actions would cause shares to trade at a market price that equals or approximates NAV per share.

Although the Board believes that Repurchase Offers will generally benefit shareholders, the Fund’s repurchase of shares will decrease the Fund’s total assets. The Fund’s expense ratio also may increase as a result of Repurchase Offers (assuming the repurchases are not offset by the issuance of additional shares). Such Repurchase Offers also may

Periodic Offers by the Fund to Repurchase Shares (cont.)

result in less investment flexibility for the Fund depending on the number of shares repurchased and the success of the Fund’s continuous offering of shares. In addition, when the Fund borrows money for the purpose of financing the repurchase of shares in a Repurchase Offer, interest on the borrowings will reduce the Fund’s net investment income. The size of any particular Repurchase Offer may be limited (to no more than the minimum amount required by the Fund’s fundamental policies) for the reasons discussed above or as a result of liquidity concerns.

To complete a Repurchase Offer for the repurchase of shares, the Fund may be required to sell portfolio securities. This may cause the Fund to realize gains or losses at a time when the Sub-Adviser would otherwise not do so.

The Fund’s repurchase of its shares is a taxable event to shareholders who tender shares for repurchase. The Fund will pay all costs and expenses associated with the making of each Repurchase Offer.

In accordance with applicable rules of the SEC in effect at the time of the offer, the Fund also may make other offers to repurchase shares that it has issued. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, and other pertinent laws.

Selling shares in writing or with broker instructions. Written instructions with respect to your tender of shares in a Repurchase Offer must be completed in the manner described, and on the appropriate forms included, in the Notice to shareholders of the Repurchase Offer.

Sometimes, however, to protect you and the Fund, the Fund will need written instructions signed by all registered owners of the shares, with a medallion signature guarantee for each owner, if:

•	you want your proceeds paid to someone who is not a registered owner;

•	you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account; and

•	you want your proceeds sent to an address of record that was changed within the last 30 days.

We also may require a medallion signature guarantee when (1) we receive instructions from an agent, not the registered owners; (2) you want to send your proceeds to a bank account that was added or changed on your account without a medallion signature guarantee within the last 30 days; or (3) we believe it would protect the Fund against potential claims based on the instructions received.

A medallion signature guarantee helps protect your account against fraud. You can obtain a medallion signature guarantee at most banks and securities dealers. A notary public cannot provide a medallion signature guarantee.

Selling recently purchased shares. If you sell shares recently purchased, we may delay sending you the proceeds until your check or wire/electronic funds transfer has cleared, which may take seven business days.

How Do I Have Shares Repurchased by the Fund? You may have your Fund shares repurchased as described below under the “Fund Repurchase Easy Reference Table.”

Written requests for repurchase of Fund shares must be received in proper form and can be made through BMO Funds U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer or other service provider to promptly submit repurchase requests to the Fund.

Repurchase requests for shares of the Fund must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), on the Repurchase Request Deadline, for shares to be repurchased in the then current Repurchase Offer at the NAV per share on the Repurchase Pricing Date. A shareholder may withdraw or modify any request to repurchase shares at any time prior to the Repurchase Request Deadline, but not thereafter. BMO Funds U.S. Services will use its best efforts to accept and process such repurchase requests received on the Repurchase Request Deadline. There is no guarantee, however, that BMO Funds U.S. Services

Periodic Offers by the Fund to Repurchase Shares (cont.)

will be able to do so. Different cut-off times for repurchase requests through an Authorized Dealer may be imposed. Please contact your Authorized Dealer for more information.

Will I Be Charged a Fee for Repurchases? Your proceeds from having shares repurchased by the Fund will be reduced by a fee of 2.00%. The repurchase fee is paid to the Fund. The purpose of the fee is to offset the costs associated with selling securities and conducting quarterly Repurchase Offers. You also may be charged a transaction fee if you repurchase Fund shares through an Authorized Dealer or service provider (other than BMO Funds U.S. Services or BMO Harris Bank), or if you are repurchasing by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees.

Fund Repurchase Easy Reference Table

Certain repurchase requests may require a medallion signature guarantee. See “Medallion Signature Guarantee” below for details.

Mail

•	Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares you want to have repurchased to:

BMO Funds U.S. Services

P.O. Box 2175

Milwaukee, WI 53201-2175

•	For additional assistance, call BMO Funds U.S. Services at 1-800-236-FUND (3863).

Wire/Electronic Transfer

•	Upon written request sent to the address above under “Mail,” repurchase proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

•	Wires of repurchase proceeds will only be made on days on which the Fund and the Federal Reserve wire system are open for business.

•	Wire-transferred repurchases may be subject to an additional fee imposed by the bank receiving the wire.

Medallion Signature Guarantees. In the following instances, you must have a medallion signature guarantee on written repurchase requests:

•	when you want repurchase proceeds to be sent to an address other than the one you have on record with a Fund; or

•	when your repurchase proceeds are to be sent to an address of record that was changed within the last 30 days.

Your signature can be medallion guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Repurchase Proceeds. Repurchase proceeds normally are wired or mailed within one business day after the Repurchase Pricing Date (so long as the Fund received your request in proper form in a timely manner on the Repurchase Request Deadline). However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear; or

•	during periods of market volatility.

Periodic Offers by the Fund to Repurchase Shares (cont.)

You will not accrue interest or dividends on uncashed checks from the Fund. If those checks are undeliverable and returned to the Fund, the proceeds will be reinvested in shares of the Fund that were repurchased.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

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